                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1995 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1996-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 1, 1996 to August 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of September, 1996.

                                    GREEN TREE FINANCIAL CORP.



                                    BY: /s/ Phyllis A. Knight
                                        --------------------
                                        Phyllis A. Knight
                                        Vice President and Treasurer

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement Loan Trust 1996-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of September, 1996.

                                    GREEN TREE FINANCIAL CORP.



                                    BY: /s/ Phyllis A. Knight
                                        ---------------------
                                        Phyllis A. Knight
                                        Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  August 1996

                                      Distribution Date: 9/16/96
                                      CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                              LP5,LQ3
                                      Trust Account:  3334725-0



Class A Certificates

1.  (a) Amount Available (including Monthly
        Servicing Fee)                                     $2,714,253.76

    (b) Class M-1 Interest Deficiency Amount
        (if any), Class M-2 Interest Deficiency
        Amount (if any) and Class B-1 Interest
        Deficiency Amount (if any) withdrawn for
        prior Payment Date                                           .00

    (c) Amount Available after giving effect to
        withdrawal of any Class M-1 Interest Deficiency
        Amount, Class M-2 Interest Deficiency Amount
        and Class B-1 Interest Deficiency Amount prior
        Payment Date                                        2,714,253.76

    INTEREST

2.  Aggregate Interest
    (a) Class A-1 Pass-through Rate                                 5.70%
        Class A-1 Interest                                    107,086.59

    (b) Class A-2 Pass-through Rate                                 6.00%
        Class A-2 Interest                                    105,000.00

    (c) Class A-3 Pass-through Rate                                 6.35%
        Class A-3 Interest                                     91,545.83

3.  Amount Applied to unpaid Class A Interest Shortfall              .00

4.  Remaining Unpaid Class A Interest Shortfall                      .00


                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  August 1996
                                    Page 2

                                     Distribution Date: 9/16/96
                                     CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                             LP5,LQ3
                                     Trust Account:  3334725-0


    PRINCIPAL

 5. Formula Principal Distribution Amount:
    (a)  Scheduled Principal            $  271,259.92
    (b)  Principal Prepayments           1,591,163.22
    (c)  Delinquent Payments Advanced       31,461.91
    (d)  Liquidated Contracts               19,436.83
    (e)  Repurchases                              .00
    (f)  Delinquent Payments Recovered     (29,184.03)
    (g)  Previously Undistributed Principal
          Amounts                                 .00
              Total Principal                         $1,884,137.85

 6. Pool Scheduled Principal Balance                  82,386,430.23

 7. Senior Percentage for such Payment Date                 100%

 8. Class A Principal Distribution:
    (a)  Class A-1                                     1,884,137.85
    (b)  Class A-2                                              .00
    (c)  Class A-3                                              .00

 9. Class A Principal Balance
    (a)  Class A-1 Principal Balance                  20,660,407.23
    (b)  Class A-2 Principal Balance                  21,000,000.00
    (c)  Class A-3 Principal Balance                  17,300,000.00

    CLASS M-1 CERTIFICATES

10. Amount Available less the Class A Distribution
    Amount(including Monthly Servicing Fee)              526,483.49

    INTEREST

11. Aggregate Interest
    (a)  Class M-1 Pass-through Rate                           6.95%
         Class M-1 Interest                               37,935.42

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                  August 1996
                                     Page 3

                                     Distribution Date: 9/16/96
                                     CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                             LP5,LQ3
                                     Trust Account:  3334725-0


     12.      Amount applied to Unpaid Class M-1 Interest Shortfall            .00

     13.      Amount applied to Class M-1 Interest Deficiency Amount           .00

     14.      Remaining unpaid Class M-1 Interest Deficiency Amount            .00

     15.      Remaining Unpaid Class M-1 Interest Shortfall                    .00

              PRINCIPAL

     16.      Formula Principal Distribution Amount
              (a)  Scheduled Principal                                         .00
              (b)  Principal Prepayments                                       .00
              (c)  Liquidated Contracts                                        .00
              (d)  Repurchased                                                 .00
              (e)  Previously Undistributed Principal Amounts                  .00

     17.      Class M-1 Principal Balance                             6,550,000.00

     18.      Senior Percentage for such Payment Date                       100.00%

     19.      Class M-1 Principal Distribution                                 .00

              INTEREST ON PRINCIPAL SHORTFALL

     20.      Aggregate Principal Shortfall                                    .00

     21.      Class M-1 Principal Shortfall Amount                             .00

     22.      Amount applied to Unpaid Class M-1 Interest
              Shortfall on Principal Shortfall                                 .00


                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                  August 1996
                                     Page 4

                                     Distribution Date: 9/16/96
                                     CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                             LP5,LQ3
                                     Trust Account:  3334725-0

     23.  Remaining Unpaid Class M-1 Interest Shortfall on Principal
     Shortfall                                                 .00

          Class M-2 Certificates
          ----------------------

     24.  Amount Available less the Class A Distribution Amount and Class M-1 Distribution Amount (including Monthly
          Servicing Fee)                                           488,548.07


          INTEREST

     25.  Current Interest
          (a)  Class M-2 Pass-through Rate                              7.30%
          (b)  Class M-2 Interest                                  34,218.75

     26.  Amount applied to Unpaid Class M-2 Interest Shortfall            .00

     27.  Amount applied to Class M-2 Interest Deficiency Amount           .00

     28.  Remaining unpaid Class M-2 Interest Deficiency Amount            .00

     29.  Remaining unpaid Class M-2 Interest Shortfall                    .00

          PRINCIPAL

     30.  Formula Principal Distribution Amount
          (a)  Scheduled Principal                                 .00
          (b)  Principal Prepayments                               .00
          (c)  Liquidated Contracts                                .00
          (d)  Repurchases                                         .00
          (e)  Previously Undistributed Principal
               Amount                                              .00

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                  August 1996
                                     Page 5

                                   Distribution Date: 9/16/96
                                   CUSIP#: 393505 LJ9, LK6, LL4, LM2, LN0,
                                           LP5, LQ3
                                   Trust Account:  3334725-0



     31.       Class M-2 Principal Balance                    5,625,000.00

     32.       Senior Percentage for such Payment Date              100.00%

     33.       Class M-2 Percentage Distribution:                      .00

               INTEREST ON PRINCIPAL SHORTFALL

     34.       Aggregate Principal Shortfall Amount                    .00

     35.       Class M-2 Principal Shortfall Amount                    .00

     36.       Amount applied to Unpaid Class M-2 Interest
               Shortfall on Principal Shortfall                        .00

     37.       Remaining Unpaid Class M-2 Interest Shortfall
               on Principal Shortfall                                  .00

               Class B Principal Distribution Tests
               (tests must be satisfied on and after the Payment Date occurring in April 1999)

     38.       Average Sixty Day Delinquency Ratio Test
               (a)  Sixty-Day Delinquency Ratio for current
                    Payment Date                                       .29%
               (b)  Average Sixty-Day Delinquency Ratio (arithmetic
                    average of ratios for this month and two
                    preceding months; may not exceed 2.5%)             .22%

     39.       Average Thirty Day Delinquency Ratio Test
               (a)  Thirty-Day Delinquency Ratio for current
                    Payment Date                                       .50%
               (b)  Average Thirty-Day Delinquency Ratio (arithmetic
                    average of ratios for this month and two
                    preceding months; may not exceed 5%)               .52%

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                  August 1996
                                     Page 6

                                     Distribution Date: 9/16/96
                                     CUSIP#: 393505 LJ9, LK6, LL4, LM2, LN0,
                                             LP5, LQ3
                                     Trust Account:  3334725-0

     40.       Cumulative Realized Losses Test
               (a)  Cumulative Realized Losses
                    for current Payment Date
                    (as a percentage of Cut-off Date Pool
                    Principal Balance: may not exceed
                    10% from April 1, 1999 to March 31, 2001,
                    11% from April 1, 2001 to March 31, 2002,
                    12% after March 1, 2002                            .10%

     41.       Current Realized Losses Test
               (a)  Current Realized Losses for current
                    Payment Date                                 20,505.65

               (b)  Current Realized Loss Ratio (total Realized
                    Losses for most recent three months,
                    multiplied by 4, divided by arithmetic
                    average of Pool Schedule Principal
                    Balances for third preceding Remittance
                    and for current Remittance Date; may not
                    exceed 2.5%)                                       .41%

     42.       Class B Principal Balance Test

               (a)  Class B Principal Balance (before any
                    distributions on current Payment Date)
                    divided by Pool Scheduled Principal Balance
                    for prior Payment Date (must equal or exceed
                    24%)                                             13.35%

               CLASS B-1 CERTIFICATES
               ----------------------

     43.       Amount Available less the Class A Distribution
               Amount and Class M Distribution Amount
               (including Monthly Servicing Fee)                454,329.32

               INTEREST

     44.       Class B-1 Pass-through Rate                            6.85%

     45.       Current Interest                                  32,109.38

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                  August 1996
                                     Page 7

                                Distribution Date: 9/16/96
                                CUSIP#: 393505 LJ9, LK6, LL4, LM2, LN0,
                                        LP5, LQ3
                                Trust Account:  3334725-0


     46.       Amount applied to Unpaid Class B-1 Interest Shortfall   .00

     47.       Amount applied to Class B-1 Interest Deficiency Amount  .00

     48.       Remaining unpaid Class B-1 Interest Deficiency Amount   .00

     49.       Remaining Unpaid Class B-1 Interest Shortfall           .00

               PRINCIPAL

     50.       Formula Principal Distribution Amount:
               (a)  Scheduled Principal                                .00
               (b)  Principal Prepayments                              .00
               (c)  Liquidated Contracts                               .00
               (d)  Repurchases                                        .00
               (e)  Previously Undistributed Principal Amounts         .00

     51.       Pool Scheduled Principal Balance              82,386,430.23
     52.       Class B Percentage for such Payment Date                .00

     53.       Class B Percentage of Formula Principal
               Distribution Amount                                     .00

     54.       Class B Principal Balance                     11,251,023.00

     55.       Class B-1 Principal Balance                    5,625,000.00

               INTEREST ON PRINCIPAL SHORTFALL

     56.       Aggregate Principal Shortfall Amount                    .00

     57.       Class B-1 Principal Shortfall Amount                    .00

     58.       Amount applied to Unpaid Class B-1 Interest
               Shortfall on Principal Shortfall                        .00


                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  August 1996
                                    Page 8

                                       Distribution Date: 9/16/96
                                       CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                               LP5,LQ3
                                       Trust Account:  3334725-0

59.           Remaining Unpaid Class B-1 Interest Shorfall on Principal
              Shortfall                                                                                .00

              CLASS B-2 CERTIFICATES
              ----------------------

60.           Remaining Amount Available                                                        422,219.94

              INTEREST

61.           Class B-2 Pass-through Rate                                      7.40%

62.           Current Interest                                                                   34,693.81

63.           Amount applied to Unpaid Class B-2 Interest
              Shortfall                                                                                .00

64.           Remaining Unpaid Class B-2 Interest Shortfall                                            .00

              PRINCIPAL

65.           Formula Principal Distribution Amount:
              (a)   Scheduled Principal                                                                .00
              (b)   Principal Prepayments                                                              .00
              (c)   Liquidated Contracts                                                               .00
              (d)   Repurchases                                                                        .00
              (e)   Previously Undistributed Principal Amounts                                         .00

66.           Pool Scheduled Principal Balance                                               82,386,430.23

67.           Class B Percentage for such Payment Date                                                 .00

68.           Class B Percentage of Formula Principal
              Distribution Amount                                                                      .00

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  August 1996
                                    Page 9

                                     Distribution Date: 9/16/96
                                     CUSIP#: 393505-LJ9,LK6,LL4,
                                     LM2,LN0,LP5,LQ3
                                     Trust Account:  3334725-0


69.       Current Principal (Class B Percentage of Formula Principal                           .00
          Distribution Amount less Class B-1 Principal Balance)

70.       Class B-2 Principal Liquidation Loss Amount                                          .00

71.       Class B-2 Limited Guaranty Payment                                                   .00

72.       Class B-2 Principal Balance                                                 5,626,023.00

          INTEREST ON PRINCIPAL SHORTFALL

73.       Aggregate Principal Shortfall Amount                                                 .00

74.       Class B-2 Principal Shortfall Amount                                                 .00

75.       Amount applied to Unpaid Class B-2 Interest
          Shortfall on Principal Shortfall                                                     .00

76.       Remaining Unpaid Class B-2 Interest Shortfall
          on Principal Shortfall                                                               .00

          CLASS A, CLASS M, AND CLASS B CERTIFICATES
          ------------------------------------------
77.       Pool Factor
         (a) Previous Month Pool Factor                                                  .89911601
         (b) Current Month Pool Factor                                                   .87901340

78.       Aggregate Scheduled Balances of Delinquent Contracts
          as of Determination Date
          (a)  31-59 days                  413,507.75         32
          (b)  60-89 days                  191,046.37         14
          (c)  90 or more days              44,213.54          4

79.       Defaulted Contracts                                                            19,544.70

80.       Number of Liquidated Contracts and
          Net Liquidation Loss                               # 2                         20,505.65

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  August 1996
                                    Page 10

                                       Distribution Date: 9/16/96
                                       CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                               LP5,LQ3
                                       Trust Account:  3334725-0


81.       Number of Loans Remaining                                        5,711

82.       Number and Principal Balance of Contracts
          with FHA Claims finally rejected, or no FHA
          claim was submitted because FHA Insurance was
          unavailable                             # 9                  88,650.47

83.       FHA Insurance reserve amount                             98,041,551.25

84.       Amount received from FHA insurance                                 .00

          CLASS C CERTIFICATES
          --------------------

85.       Monthly Servicing Fee                                        52,669.11

86.       Class C Residual Payment                                    334,857.02


Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.

                                     GT-HI
                                    1996-A
                                  August 1996
                              Defaulted Contracts

                                              Estimated
                                               Loss at
Account#    Principal   Interest    Amount    Sale Date
- --------    ----------  --------    ------    ----------
15723198     8,757.11    48.60      8,805.71    9,272.59
15723933    10,679.72    59.27     10,738.99   11,233.06

TOTALS     $19,436.83  $107.87    $19,544.70  $20,505.65
           ==========  =======    ==========  ==========